SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 2004

Med Diversified, Inc.

(Exact name of registrant as specified in its charter)

Nevada	84-1037630
(State of other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 1-15587

100 Brickstone Square, Fifth Floor
Andover, MA 01810

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (978) 323-2500

Not Applicable

(Former name or former address, if changed since last report)

Item 1.                    Changes in Control of Registrant.

Not Applicable

Item 2.                    Acquisition or Disposition of Assets.

Not Applicable

Item 3.                    Bankruptcy or Receivership.

Not Applicable

Item 4.                    Changes in Registrant’s Certifying Accountant.

Not Applicable

Item 5.                    Other Events and Regulation FD Disclosure.

Not Applicable

Item 6.                    Resignations of Registrant’s Directors.

Not Applicable

Item 7.                    Financial Statements and Exhibits.

(a)           Financial Statements.

Not Applicable

(b)           Pro Forma Financial Information.

Not Applicable

(c)           Exhibits.

Exhibit Number	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the March 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the March 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the March 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Trestle Corporation for the March 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Trestle Corporation for the April 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the March 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the March 2004 reporting period.

99.8	Material portions of Monthly Operating Report of Med Diversified, Inc. for the April 2004 reporting period.

99.9	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the April 2004 reporting period.

99.10	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the April 2004 reporting period.

99.11	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the April 2004 reporting period.

99.12	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the April 2004 reporting period.

99.13	Material portions of Monthly Operating Report of Med Diversified, Inc. for the May 2004 reporting period.

99.14	Material portions of Monthly Operating Report of Trestle Corporation for the May 2004 reporting period.

99.15	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the May 2004 reporting period.

99.16	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the May 2004 reporting period.

99.17	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the May 2004 reporting period.

99.18	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the May 2004 reporting period.

99.19	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the March 2004 reporting period.

99.20	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the April 2004 reporting period.

99.21	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the May 2004 reporting period.

Item 8.                    Change of Fiscal Year.

Not Applicable

Item 9.                    Regulation FD Disclosure.

On June 16, 2004, Med Diversified, Inc. (the “Company”) filed with United States Bankruptcy Court for the Eastern District of New York (the “Bankruptcy Court”) its Monthly Operating Report for the March 2004 reporting period (the “Med March Operating Report”).  Exhibit 99.1 to this Current Report on Form 8-K contains material portions of the Med March Operating Report.

On June 16, 2004, Chartwell Diversified Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the March 2004 reporting period (the “Chartwell Diversified March Operating Report”).  Exhibit 99.2 to this Current Report on Form 8-K contains material portions of the Chartwell Diversified March Operating Report.

On June 16, 2004, Resource Pharmacy, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the March 2004 reporting period (the “Resource March Operating Report”).  Exhibit 99.3 to this Current Report on Form 8-K contains material portions of the Resource March Operating Report.

On June 16, 2004, Trestle Corporation filed with the Bankruptcy Court its Monthly Operating Report for the March 2004 reporting period (the “Trestle March Operating Report”).  Exhibit 99.4 to this Current Report on Form 8-K contains material portions of the Trestle March Operating Report.

On June 16, 2004, Trestle Corporation filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Trestle April Operating Report”).  Exhibit 99.5 to this Current Report on Form 8-K contains material portions of the Trestle April Operating Report.

On June 16, 2004, Chartwell Care Givers, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the March 2004 reporting period (the “Chartwell Care March Operating Report”).  Exhibit 99.6 to this Current Report on Form 8-K contains material portions of the Chartwell Care March Operating Report.

On June 16, 2004, Chartwell Community Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the March 2004 reporting period (the “Chartwell Community March Operating Report”).  Exhibit 99.7 to this Current Report on Form 8-K contains material portions of the Chartwell Community March Operating Report.

On June 17, 2004, the Company filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Med April Operating Report”).  Exhibit 99.8 to this Current Report on Form 8-K contains material portions of the Med April Operating Report.

On June 17, 2004, Chartwell Diversified Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Chartwell Diversified April Operating Report”).  Exhibit 99.9 to this Current Report on Form 8-K contains material portions of the Chartwell Diversified April Operating Report.

On June 17, 2004, Chartwell Community Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Chartwell Community April Operating Report”).  Exhibit 99.10 to this Current Report on Form 8-K contains material portions of the Chartwell Community April Operating Report.

On June 17, 2004, Chartwell Care Givers, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Chartwell Care April Operating Report”).  Exhibit 99.11 to this Current Report on Form 8-K contains material portions of the Chartwell Care April Operating Report.

On June 17, 2004, Resource Pharmacy, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the April 2004 reporting period (the “Resource April Operating Report”).  Exhibit 99.12 to this Current Report on Form 8-K contains material portions of the Resource April Operating Report.

On June 28, 2004, the Company filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Med May Operating Report”).  Exhibit 99.13 to this Current Report on Form 8-K contains material portions of the Med May Operating Report.

On June 28, 2004, Trestle Corporation filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Trestle May Operating Report”).  Exhibit 99.14 to this Current Report on Form 8-K contains material portions of the Trestle May Operating Report.

On June 28, 2004, Resource Pharmacy, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Resource May Operating Report”).  Exhibit 99.15 to this Current Report on Form 8-K contains material portions of the Resource May Operating Report.

On June 29, 2004, Chartwell Diversified Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Chartwell Diversified May Operating Report”).  Exhibit 99.16 to this Current Report on Form 8-K contains material portions of the Chartwell Diversified May Operating Report.

On June 29, 2004, Chartwell Community Services, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Chartwell Community May Operating Report”).  Exhibit 99.17 to this Current Report on Form 8-K contains material portions of the Chartwell Community May Operating Report.

On June 29, 2004, Chartwell Care Givers, Inc. filed with the Bankruptcy Court its Monthly Operating Report for the May 2004 reporting period (the “Chartwell Care May Operating Report”).  Exhibit 99.18 to this Current Report on Form 8-K contains material portions of the Chartwell Care May Operating Report.

On May 7, 2004, Tender Loving Care Health Care Services, Inc. filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the March 2004 reporting period (the “TLC March Operating Report”).  Exhibit 99.19 to this Current Report on Form 8-K contains material portions of the TLC March Operating Report.

On June 4, 2004, Tender Loving Care Health Care Services, Inc. filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the April 2004 reporting period (the “TLC April Operating Report”).  Exhibit 99.20 to this Current Report on Form 8-K contains material portions of the TLC April Operating Report.

On June 30, 2004, Tender Loving Care Health Care Services, Inc. filed with the Bankruptcy Court the Monthly Operating Report for itself and its subsidiaries for the May 2004 reporting period (the “TLC May Operating Report”).  Exhibit 99.21 to this Current Report on Form 8-K contains material portions of the TLC May Operating Report.

Collectively, the Med March Operating Report, Chartwell Diversified March Operating Report, Resource March Operating Report, Trestle March Operating Report, Trestle April Operating Report, Chartwell Care March Operating Report, Chartwell Community March Operating Report, Med April Operating Report, Chartwell Diversified April Operating Report, Chartwell Community April Operating Report, Chartwell Care April Operating Report, Resource April Operating Report, Med May Operating Report, Trestle May Operating Report, Resource May Operating Report, Chartwell Diversified May Operating Report, Chartwell Community May Operating Report, Chartwell Care May Operating Report, TLC March Operating Report, TLC April Operating Report and TLC May Operating Report are referred to herein as the “Operating Reports.”

The portions of the Operating Reports included as exhibits 99.1 through 99.21 of this Current Report on Form 8-K constitute what the Company believes to be salient elements of each such Operating Report.  Full copies of the Operating Reports with all schedules will be on file in the Office of the Clerk of the United States Bankruptcy Court, 290 Federal Plaza, Central Islip, New York where they can be inspected during usual business hours.

CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law.  The Operating Reports are not prepared in accordance with generally accepted accounting principles (“GAAP”) and do not accurately reflect the condition of the Company and its subsidiaries on a GAAP basis.  The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries.  The Operating Reports may be subject to revision.  The Operating Reports also contain information for periods, which may be shorter or otherwise different from those reports required pursuant to the Exchange Act.

Additionally, readers are cautioned that, as was provided in the Company’s proposed Second Amended Plan of Liquidation, and in all prior versions of such Plan, all shares of the Company’s capital stock will be cancelled on the ultimate effective date of its Plan of Liquidation, provided such plan is confirmed without modification.  As the assets of the estate are not sufficient to permit payment in full to all classes of creditors, the Company is of the view that any subsequent modification to its Plan of liquidation must also provide for cancellation of all shares of the Company’s capital stock.  Further, holders of the Company’s capital stock will not receive any distribution on account of their cancelled shares.  The Plan of Liquidation contemplates cessation and dissolution of the Company.

Item 10.                 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable

Item 11.                 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

Not Applicable

Item 12.                 Results of Operations and Financial Condition.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MED DIVERSIFIED, INC.
(Registrant)

Date: JULY 2, 2004	By:	/s/ James A. Shanahan III
James A. Shanahan III
Vice President of Finance and Accounting and Corporate Controller (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Material portions of Monthly Operating Report of Med Diversified, Inc. for the March 2004 reporting period.

99.2	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the March 2004 reporting period.

99.3	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the March 2004 reporting period.

99.4	Material portions of Monthly Operating Report of Trestle Corporation for the March 2004 reporting period.

99.5	Material portions of Monthly Operating Report of Trestle Corporation for the April 2004 reporting period.

99.6	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the March 2004 reporting period.

99.7	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the March 2004 reporting period.

99.8	Material portions of Monthly Operating Report of Med Diversified, Inc. for the April 2004 reporting period.

99.9	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the April 2004 reporting period.

99.10	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the April 2004 reporting period.

99.11	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the April 2004 reporting period.

99.12	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the April 2004 reporting period.

99.13	Material portions of Monthly Operating Report of Med Diversified, Inc. for the May 2004 reporting period.

99.14	Material portions of Monthly Operating Report of Trestle Corporation for the May 2004 reporting period.

99.15	Material portions of Monthly Operating Report of Resource Pharmacy, Inc. for the May 2004 reporting period.

99.16	Material portions of Monthly Operating Report of Chartwell Diversified Services, Inc. for the May 2004 reporting period.

99.17	Material portions of Monthly Operating Report of Chartwell Community Services, Inc. for the May 2004 reporting period.

99.18	Material portions of Monthly Operating Report of Chartwell Care Givers, Inc. for the May 2004 reporting period.

99.19	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the March 2004 reporting period.

99.20	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the April 2004 reporting period.

99.21	Material portions of Monthly Operating Report of Tender Loving Care Health Care Services, Inc. et al for the May 2004 reporting period.